EXHIBIT 12

CERTIFICATION

I, Dimitris Lois, certify that:

1.                                      I have reviewed this annual report on Form 20-F of Coca-Cola Hellenic Bottling Company S.A.;

2.                                      Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.                                      Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola Hellenic Bottling Company S.A. as of, and for, the periods presented in this annual report;

4.                                      The Chief Financial Officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Coca-Cola Hellenic Bottling Company S.A. and have:

a.                                      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Coca-Cola Hellenic Bottling Company S.A., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.                                      Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.                                       Evaluated the effectiveness of Coca-Cola Hellenic Bottling Company S.A.’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d.                                      Disclosed in this annual report any change in Coca-Cola Hellenic Bottling Company S.A.’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Coca-Cola Hellenic Bottling Company S.A.’s internal control over financial reporting; and

5.                                      The Chief Financial Officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Coca-Cola Hellenic Bottling Company S.A.’s auditors and the audit committee of Coca-Cola Hellenic Bottling Company S.A.’s boards of directors (or persons performing the equivalent functions):

a.                                      All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Coca-Cola Hellenic Bottling Company S.A.’s ability to record, process, summarize and report financial information; and

b.                                      Any fraud, whether or not material, that involves management or other employees who have a significant role in Coca-Cola Hellenic Bottling Company S.A.’s internal control over financial reporting.

Date: March 30, 2012

/s/ DIMITRIS LOIS

Title: Chief Executive Officer
Coca-Cola Hellenic Bottling Company S.A.

CERTIFICATION

I, Robert Murray, certify that:

1.                                      I have reviewed this annual report on Form 20-F of Coca-Cola Hellenic Bottling Company S.A.;

2.                                      Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.                                      Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola Hellenic Bottling Company S.A. as of, and for, the periods presented in this annual report;

4.                                      The Managing Director and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Coca-Cola Hellenic Bottling Company S.A. and have:

a.                                      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Coca-Cola Hellenic Bottling Company S.A., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.                                      Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.                                       Evaluated the effectiveness of Coca-Cola Hellenic Bottling Company S.A.’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d.                                      Disclosed in this annual report any change in Coca-Cola Hellenic Bottling Company S.A.’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Coca-Cola Hellenic Bottling Company S.A.’s internal control over financial reporting; and

5.                                      The Managing Director and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Coca-Cola Hellenic Bottling Company S.A.’s auditors and the audit committee of Coca-Cola Hellenic Bottling Company S.A.’s boards of directors (or persons performing the equivalent functions):

a.                                      All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Coca-Cola Hellenic Bottling Company S.A.’s ability to record, process, summarize and report financial information; and

b.                                      Any fraud, whether or not material, that involves management or other employees who have a significant role in Coca-Cola Hellenic Bottling Company S.A.’s internal control over financial reporting.

Date: March 30, 2012

/s/ ROBERT MURRAY

Title: Chief Financial Officer
Coca-Cola Hellenic Bottling Company S.A.